UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 30, 2000
                                                  ------------------------


                              INTERMOST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                       0-30430                     87-0418721
----------------------------      --------------          ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                  file number)          Identification Number)


                43 Floor, 3005 Renmin Rd.(South), Shenfang Plaza
                             Shenzhen, China 518005
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 86 755 220 1941
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

(a) (i) On October 30, 2000, Arthur Andersen & Co. notified Intermost Corporation (the "Company") that it was resigning as the Company's independent accountant.

     (ii) Arthur Andersen & Co.'s audit report on the financial statements of the Company as of June 30, 2000 and for the two years ended June 30, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) Not applicable.

     (iv) During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Arthur Andersen & Co., there were no disagreements with Arthur Andersen & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Arthur Andersen & Co., would have caused Arthur Andersen & Co. to make reference to the subject matter of the disagreement(s) in connection with its report.

          (A)  Not applicable.

          (B)  Not applicable.

          (C)  Not applicable.

     (v) During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of Arthur Andersen & Co., there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

(b)  Not applicable.

(c) The Company has provided Arthur Andersen & Co. with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that Arthur Andersen & Co. review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to
     Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      INTERMOST CORPORATION

Dated: November 6, 2000
                                                  By:   /s/ Jun Liang
                                                     ---------------------------
                                                            Jun Liang
                                                            President